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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Edward Yau, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Surforama.com, Inc. for the quarterly period ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Surforama.com, Inc.


                                      By:      /s/ Edward Yau
                                               ---------------------------------

                                      Name:    Edward Yau

                                      Title:   Chief Executive Officer

                                      Date:    October 14, 2002



I, Mike Hanson, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Surforama.com, Inc. for the quarterly period ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Surforama.com, Inc.


                                      By:      /s/ Mike Hanson
                                               ---------------------------------

                                      Name:    Mike Hanson

                                      Title:   Chief Financial Officer

                                      Date:    October 14, 2002